JOINT FILING AGREEMENT

         In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing on behalf of each of them of a statement on Schedule 13D (i Exhibit 10.16ncluding amendments thereto) or any subsequent filings on Schedule 13G (including amendments thereto) with respect to the Series A Common Stock, par value $0.01 per share, of At Home Corporation, and that this Joint Filing Agreement be included as an Exhibit to such joint filing.

         This  Joint   Filing   Agreement   may  be  executed  in  one  or  more
counterparts, and each such counterpart shall be an original but all of which, taken together, shall constitute but one and the same instrument.

         IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of this 31st day of May, 2000.

                                        COX ENTERPRISES, INC.

                                        By:  /s/ Andrew A. Merdek
                                             --------------------
                                             Andrew A. Merdek
                                             Secretary

                                        COX HOLDINGS, INC.

                                        By:  /s/ Andrew A. Merdek
                                             --------------------
                                             Andrew A. Merdek
                                             Secretary

                                        COX COMMUNICATIONS, INC.

                                        By:  /s/ Andrew A. Merdek
                                             --------------------
                                             Andrew A. Merdek
                                             Secretary

                                        COX @HOME, INC.

                                        By:  /s/ Andrew A. Merdek
                                             --------------------
                                             Andrew A. Merdek
                                             Secretary

                                        /s/ Anne Cox Chambers
                                        ---------------------
                                        Anne Cox Chambers

                                        /s/ Barbara Cox Anthony
                                        -----------------------
                                        Barbara Cox Anthony